THE FUTURE OF TRAVEL, NOW Investor Presentation May 2023

© 2023 All Rights Reserved | 2 Safe Harbor Statement (Under the Private Securities Litigation Reform Act of 1995) This presentation contains “forward-looking statements” within the meaning of federal securities law. Forward-looking statements can be identified by words such as: “believe,” “can”, “"may,” “expects,” “intends,” “potential,” “plans,” “will” and similar references to future periods. Examples of forward- looking statements include, among others, statements we make regarding future growth, performance, business prospects and opportunities, future plans and intentions or other future events are forward looking statements. Such forward-looking statements are subject to risks, uncertainties, and other factors, which could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by Mondee Holdings, Inc. (the “Company”) and its management, are inherently uncertain. The Company cautions you that these forward-looking statements are subject to risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of the Company. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, the ability to implement business plans, forecasts, and other expectations after the completed business combination between ITHAX Acquisition Corp. and Mondee Holdings II, Inc., the outcome of any legal proceedings that may be instituted against the Company or others and any definitive agreements with respect thereto, the ability to recognize the anticipated benefits of the business combination, which may be affected by, among other things, competition, the ability of the Company to grow and manage growth profitably, maintain relationships with customers and suppliers and retain its management and key employees, the ability to meet Nasdaq’s listing standards, and other risks and uncertainties set forth in the sections entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in the Company’s registration statement in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 (including any amendments) and in the Company’s subsequent filings with the SEC. There may be additional risks that the Company does not presently know of or that the Company currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made, and the Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement to reflect events or circumstances after the date on which such statement is being made, or to reflect the occurrence of unanticipated events.

## Chairman's Message

MONDEE

Mondee's first quarter 2023 ("1Q23") accomplishments in key areas were marked by ...



**Prasad Gundumogula**

Chairman, Chief Executive Officer, and Founder

**Delivered Strong 1Q23 Results, Despite International Travel only ~82% Recovered**

- Gross revenue of ~$700 million, 146% of first-quarter 2022 (1Q22's) $463 million.
- Net revenue of ~$50 million, 128% of 1Q22.
- Adjusted EBITDA[1] of $4 million, 180% of 1Q22.

**Strengthened Leadership**

- Welcomed Jesus Portillo as Chief Financial Officer. Jesus has more than 20 years of financial experience leading global acquisition integration and implementing Sarbanes-Oxly Act controls and procedures at WPP PLC (a public company) and most recently as Global CFO of ThriveDX.
- Welcomed Meredith Waters as General Counsel. Meredith has 15 years of corporate law experience, most recently as Senior Legal Counsel at Apple Inc and previously as attorney at Kirkland & Ellis LLP.

**Consolid, Interep, and Orinter Acquisitions, Began Third Wave of Acquisitions**

- In January 2023 acquired Orinter for ~4X 2022 adjusted EBITDA.
- In May 2023 acquired Consolid and Interep for approximately ~4X and ~3X 2022 adjusted EBITDA.
- Expanded footprint in Brazil, Mexico, and broader Latin America.

**Launched Mondee Affiliate Network & Tissini Partnership**

- In January 2023, launched influencer and affiliate network to increase distribution and reach.
- Tissini is using this program for its 55K Hispanic women to become travel gig workers.

**Market Share Growth**

- Rollout of Affiliate program (e.g., Club Orinter) and marketing focus on LATAM, Europe and India.
- Continue to benefit from China/Asia ramp-up.

[1] Please refer to the Appendix of this presentation for non-GAAP reconciliation tables.
[2] Excluding contingent earn-outs.

© 2023 All Rights Reserved | 3

# Mondee M&A Strategy and Orinter Acquisition

MONDEE

| | MONDEE M&A Strategy | ORINTER Acquisition |
|---|---|---|
| Rationale | • Expanding the company's presence in key markets<br>• Accelerating organic growth<br>• Delivering synergies<br>• Transacting at accretive valuations | ✓ Expand content and distribution in Brazil and Latin America<br>✓ Natural expansion to Mondee's North American footprint |
| Accelerate Organic Growth | • Unique product, distribution and tech that Mondee can plug into its ecosystem<br>• Accelerate organic growth through product faster than developing those components internally | ✓ Access to Orinter's valuable direct hotel contacts<br>✓ Leverage Orinter's local expertise and distribution of 4,800+ travel experts |
| Synergies | • Realizing material revenue and cost synergies | ✓ Cross Selling opportunities (i.e., sell Orinter's content to Mondee's 55,000+ travel experts and vice versa)<br>✓ Revenue and cost synergies through the deployment of Mondee's superior tech |
| Accretive Valuation | • Acquiring companies that improve Mondee's metrics at accretive valuations (relative to Mondee's market cap) | ✓ Orinter enjoys 13% take rate and 30% EBITDA margin<br>✓ Purchase price of ~$40 million implies multiple of ~4X Orinter's 2022 EBITDA of $9.3 million |

© 2023 All Rights Reserved | 4

# May 2023 Acquisitions – Consolid and Interep

MONDEE

| | CONSOLID México Acquisition | interep Acquisition |
|---|---|---|
| **Rationale** | ✓ Expand content and distribution in Mexico and Latin America<br>✓ Complements Orinter and Interep acquisitions<br>✓ Natural expansion to Mondee's geographic footprint | ✓ Expand luxury content and distribution in Brazil and Latin America<br>✓ Complements Orinter and Consolid acquisitions<br>✓ Natural expansion to Mondee's geographic footprint |
| **Accelerate Organic Growth** | ✓ Access to Consolid's valuable direct hotel contacts<br>✓ Leverage Consolid's local expertise and distribution of 1,000 customers globally | ✓ Access to Interep's valuable direct hotel contacts<br>✓ Leverage Interep's local expertise and distribution of 3,100 active travel experts |
| **Synergies** | ✓ Cross Selling opportunities (i.e., sell Consolid's content to Mondee's 55,000+ travel experts and vice versa)<br>✓ Revenue and cost synergies through the deployment of Mondee's superior tech | ✓ Cross Selling opportunities (i.e., sell Interep's content to Mondee's 55,000+ travel experts and vice versa)<br>✓ Revenue and cost synergies through the deployment of Mondee's superior tech |
| **Accretive Valuation** | ✓ Consolid generated adjusted EBITDA of $1M+ in 2022<br>✓ Purchase price of approximately $4 million (excluding stock and cash contingent earnout), implies an EBITDA multiple of 4X | ✓ Interep enjoys 9.5% take rate and 28% EBITDA margin<br>✓ Purchase price of $8.9 million implies multiple of 3.2X Interep's 2022 EBITDA of $2.8 million |

© 2023 All Rights Reserved | 5

# Travel Industry Update

MONDEE

Mondee is well positioned in the current macro environment with 80% North America outbound international travel, mostly leisure.

- 1Q23 North America domestic air ~100%[1] recovered to 2019 levels, international only ~82%.[1]
- China reopened for in-bound travel in January 2023, which provides ongoing tailwind.
- Industry wide labor shortages persist, impacting air and hotel supply as well as prices. However, there are signs of moderation and expect this to reverse within 2023.
- Supply is expected to expand with airline fleet and hotel property additions. For example, Air India and United's recent purchase of hundreds of new aircraft.
- Gen Zs and Millennials now represent largest travel purchasing and influence. New social media driven curation capabilities are required in travel marketplaces to meet this demand.
- Recession fears and lingering higher prices may impact both operating costs and business demand in the short to medium term.



[1]OAG.com 2022 vs 2019 cumulative international scheduled air seats as of 3/31/2023

© 2023 All Rights Reserved | 6

© 2023 All Rights Reserved | 7 First Quarter 2023 Financial Results1 1Please refer to the Appendix of this presentation for non-GAAP reconciliation tables. Gross Revenue +46% YoY $699M Net Revenue +28% YoY $50M Adjusted EBITDA1 $4M Up from $2.2M in 1Q22 Adjusted EPS1 $(0.07) $(0.05) in 1Q22

© 2023 All Rights Reserved | 8 2023 Financial Outlook Net Revenue increased to be in the range of $240 million to $245 million, representing YoY growth of 52%, measured at the midpoint. Adjusted EBITDA is projected to be in the range of $40 million to $45 million, Representing YoY growth of 258% and a margin of 17%, measured at the midpoint.

© 2023 All Rights Reserved | 9 ($ millions, except share numbers) 4Q22 1Q23 Cash, Cash Equivalents and Restricted Short-Term Investments $87.5 (includes $8.6 in restricted cash and short-term investments) $58.5 (includes $8.8 in restricted cash and short-term investments) Total Debt $134.4 (includes $7.5 of current portion of LTD) $150.4 (includes $8.4 of current portion of LTD) Redeemable Preferred Stock $85.0 $85.0 Common Shares Outstanding 82,266,160 83,748,712 Balance Sheet Summary

Full Presentation

## We Have Built a Proven C-Suite Team Aligned to Execute this Vision

MONDEE

Executive team with 125+ years of combined experience in the travel and hospitality industry



**Prasad Gundumogula**
*Chairman, Chief Executive Officer, and Founder*

Serial entrepreneur. Founder of Metaminds, ExploreTrip, LogixCube, POD Technologies with successful exits



**Orestes Fintiklis**
*Vice Chairman and Chief Corporate Strategy and Business Development Officer*

Founder and Managing Director of Ithaca Capital. Former CEO of ITHAX Acquisition Corp.



**Jesus Portillo**
*Chief Financial Officer*

Experienced global CFO. Former WPP, ThriveDX, Illumno



**Jim Dullum**
*Chef Operations Officer*

Experienced travel and technology executive and entrepreneur. Former EDS (an HP company), BTI Americas, Citicorp



**Kymber Lowe**
*Chief Marketing Officer*

Experienced marketing executive. Former Microsoft, Amazon, Lifelock, and VISA



**Venkat Pasupuleti**
*Chief Technology Officer*

Experienced CTO and entrepreneur. Former Avesta, Zoom Interview, Eze Technologies



**Yuvraj Datta**
*Chief Commercial Officer*

Experienced travel executive focused on supplier and revenue management. Former Skylink



**Michael Thomas**
*President - Retail*

Entrepreneur, founded OneTravel (Amadeus), Sprice (Travelport), and Bookingwiz (Mondee)



**Meredith Waters**
*General Counsel*

Experienced corporate attorney. Former Apple Inc., Kirkland & Ellis LLP

© 2023 All Rights Reserved | 11

# Enabling the Modern Travel Ecosystem

MONDEE

## Content Suppliers

- Discounted Content
- Long-term Contracts
- Real-time Pricing Data
- RMS Integration

Airlines | Hoteliers | Wholesalers | Ancillary Providers

**500+**
Airlines

**1M+**
Hotels, Vacation Rentals, Rental Cars

## MONDEE

Software | Fintech | Experiential

One of the
**Largest**
in North America Wholesale Airfare[1]

**80%**
International Leisure

## Content Consumers

- Access to Curated Supply
- Modern Tech Platform
- SaaS Tools to Operate Efficiently
- Significant Cost Savings

Travel Experts | Corporations | SMB's & Nonprofits | Consumers

**55K+**
B2B Customers[1]

**125M+**
Closed User Group Access[1]

[1]As of 1Q 2023. Inclusive of Management estimates

© 2023 All Rights Reserved | 12

# We Are Disrupting the Massive Global Assisted / Affiliated Travel Market

MONDEE

Mondee's gross revenue TAM is primarily the $1T and growing Assisted/Affiliated travel market

**Global Travel Spending: ~$1.9T (2023E)**

**Self Service**
- Good GUIs
- Retail Prices
- Low Tech
- No Touch

Metasearch
trivago
KAYAK

Airline, Hotel, Car Rental Sites
Marriott
DELTA

OTAs
Expedia
Booking.com



~$0.9T
47% Mix
~$1.0T
53% Mix
MONDEE

Travel Agencies

Clubs & Closed User Groups

Gig Economy Workers

SMBs & Businesses

Travel Management Companies (TMCs)

**Assisted/Affiliated**
- Poor GUIs
- Legacy
- Low Tech
- High-Touch Service

~50/50 business / leisure mix
~50/50 domestic / international mix
Many users transact on both sides

Sources: PhocusWright, IBIS, Management Estimates

© 2023 All Rights Reserved | 13

# A Leading B2B2C Tech Platform to Travel Ecosystem

MONDEE

### Suppliers

- Airlines
- Hoteliers
- Wholesalers
- Ancillary Providers

### Legacy Distribution Technology Platforms



COMAND
COMAND

Travel Agent

- Incomplete content (e.g., no low-cost carriers, no alternative accommodations)
- Text-based; not extendable to mobile
- Lack of modern messaging capabilities
- Credit-card focused for payments
- Inability to link search results and marketing messaging

### Mondee's Platform



- Comprehensive global content
- Modern user experience, extendable to mobile
- Full suite of communication tools – integrated phone, email, SMS, and chat
- Fintech platform, tailored to the travel market
- Multi-channel marketing platform

### Consumers

- Travel Agents
- Corporations
- SMB's & Nonprofits
- Consumers (subscription members)

**Mondee helps suppliers optimize inventory and utilize excess capacity**

**Mondee helps customers modernize technology, gain access to broader content and narrowcast their distribution**

© 2023 All Rights Reserved | 14

# We Have a Compelling Economic Model with Diversified Revenue Streams

MONDEE

| | Travel Recovery[(1)] (Especially China) | Take Rate | Air Transaction Mix | Net Revenue Mix |
|---|---|---|---|---|
| 2017 | | 4.2% | 100% | |
| 2019 | | 5.5% | ~95% | |
| 2022 | 69% | 7.2% | ~80% | |
| LT Target | 100% | Double Digits | ~50% | |



Consumer Economics: Markup
Supplier Economics: Commissions, GDS/NDC
Diversified Revenues: Fintech, Ancillaries, Subscriptions

- No Inventory Risk
- No Supplier Concentration
- No Customer Concentration
- Strong Network Effects

Source: OAG.com
[1]Relative to 2019

© 2023 All Rights Reserved | 15

© 2023 All Rights Reserved | 16 25 48 54 75 93 69 93 159 24377 2015 2016 2017 2018 2019 2020 2021 2022 2023E founded Launch1 40% Organic CAGR 62% CAGR, incl. M&A Market share2 (%) 1.9 2.2 2.4 3.5 4.6 2019 $70b NA wholesale Airfare market 2011 2.4x Market share growth Net Revenue ($Millions) Pre-Pandemic Record of Rapid Growth and Market Share Expansion Mondee is building on a track record of exponential profitable growth, disruptive market penetration and delivering on key operating metrics since launching its initial modern operating system. Sources: Mondee financials, PhocusWright 1In conjunction with the launch of TripPro, Prasad Gundumogula led a management buyout of the business and became CEO 2Market share defined as Mondee’s gross revenue as a proportion of gross revenues generated from B2B airfares for the North American market 3Midpoint of 2023 guidance 170 Organic Growth Acquisitions • $3B Gross Sales through the Marketplace • 40% & 62% Organic & Inorganic CAGR’s, 2015-2019 • 2019: $171m Organic + Inorganic Revenues • 2019: $40m Adjusted EBITDA • 50M Daily Searches, 5.4M air transactions • 23% Adjusted EBITDA Margin 2019 • Hotel, Car, Cruise, Ancillary Expansion

# The Gig Traveler is Setting the Pace for Social Commerce in Travel

MONDEE


Shifting Influence Levels
NEEDS & REQUIREMENTS
INTERMEDIARIES & DISTRIBUTION
SOLUTIONS: PRODUCTS AND SERVICES
Pre-2000s
2010s
2020s
2025s
Gig Traveler
Boomers
Aggregated Content
Accessibility to inventory
Pricing/Fare Transparency
Gen X
Price Sensitive
Self-Service Support
Search-based Content
Millennials
"Bleisure"
Groups
Online Support
Personalization
Experiential Content
Gen Z
Real-Time, Always On
Curated Content
Multi-Tasker/Role Functionality
Travel Affiliates
Travel Agents
Gig Economy Workers
Influencers, Cohorts
Home-Based Agents
SMEs, Corporate
Managed Travel
Self Serviced Travel
Cost-Sensitive Return-to-Travel
Member-Based Travel
Personal Computing
Web
Electronic Payment
Online
Cloud
Privacy
Mobile
AI & Machine Learning
Conversational Commerce
Social Commerce
MONDEE

© 2023 All Rights Reserved | 17

# We Have a Demonstrated Track Record of Recovery and Product Expansion

MONDEE



$170M[1]
$93M
$25M
$159M
FOUNDATIONAL ACQUISITIONS
TRIPPRO
LAUNCHED MODERN TECH PLATFORM
EXPANSION ACQUISITIONS
tripplanet
LAUNCHED CLOSED USER GROUP BRAND
Nasdaq: MOND
PUBLICLY LISTED ON NASDAQ
CONTENT: AIR
HOTELS & CAR RENTAL
CRUISES & THEME PARKS
DISTRIBUTION: TRAVEL AGENTS
GIG ECONOMY
SMBs & MEMBER ORGANIZATIONS
INFLUENCERS
GEOGRAPHIES: NORTH AMERICA OUTBOUND
INTERNATIONAL OUTBOUND
2011-2014
2015-2018
2019
2020
2021
2022
ALL TRAVEL CONTENT
CLOSED GROUPS
GLOBAL
TRANSFORMATION

[1]Pro Forma for 2019 and 2020 acquisitions.
Note: Figures denote Net Revenues

© 2023 All Rights Reserved | 18

© 2023 All Rights Reserved | 19 Fintech Software Experiential The Next Mondee Frontier Includes the Full Suite of B2B2C Travel Tech Tools Enterprise Travel Software Platform Self-Service Travel CRM / SaaS for Travel Managers Monetization for Travel Experts User Generated Content Mobile Super App Virtual Cards Essential Modern Travel Platform for Experts, Travelers, & Enterprises In-House Clearing Platform

# We Are Unlocking Multiple B2B2C Growth Drivers

MONDEE

| Market | | New Content & Technology | | New Distribution | | |
|---|---|---|---|---|---|---|
| Gain Market Share | International Travel Recovery | Experiential Content | Enhanced Monetization | Additional Geographies | Social Commerce | Inorganic Growth |
| Air<br>Hotels<br>Car Rentals | China and other markets | Cruises<br>Tours<br>Concerts/Events | Fintech<br>Digital Cards<br>Subscriptions | LATAM<br>India<br>Europe | Local Experts<br>Influencers<br>Gig Economy | Content<br>Technology<br>Distribution<br>Social Commerce |

MONDEE

© 2023 All Rights Reserved | 20

# Proven Ability to Execute On Synergistic Acquisitions

MONDEE

Mondee has been successful in executing and maximizing the value of acquisitions, regardless of market conditions

## FOUNDATIONAL ACQUISITIONS

2011 | 2012

1. **Skylink** — One of the largest North American consolidator serving India
2. **Exploretrip** — Retail flight business and technology platform
3. **cFares** — Metasearch engine
4. **C&H** — One of the largest North American consolidator serving Asia
5. **TransAm** — One of the largest North American wholesaler serving South America and the South Pacific
6. **Hariworld** — Consolidator focused on the Middle East and Southeast Asia
7. **Aavan Vacations** — Tour company with extensive content

2013-18

## EXPANSION ACQUISITIONS

2019 | 2020

1. **LBF Travel** — Retail travel company with extensive call center operations
2. **Hotelwiz** — Hotel content hub
3. **Bookingwiz** — Marketing and ad platform for travel
4. **Avia Travel** — Travel club platform
5. **Cosmopolitan Travel Services** — One of the largest and fastest growing North American wholesaler
6. **Leto Travel** — Canadian consolidator
7. **Rocketrip** — Corporate travel incentives platform

2021-22

## THIRD WAVE OF ACQUISITIONS

2023+

1. **Orinter** — Brazil and LATAM hotel, Air, transportation wholesaler
2. **Consolid** — Mexico hotel, Air, transportation wholesaler
3. **Interep** — Brazil luxury hotel, Air, transportation wholesaler

Legend: Content (red) · Technology (blue) · Distribution (orange)

© 2023 All Rights Reserved | 21

Financial Overview

© 2023 All Rights Reserved | 23 2022 Financial Highlights $2.2B | 130% Gross Revenue and Growth1 $159M | 71% Net Revenue and Growth1 $12M | 7% Adjusted EBITDA and Adjusted EBITDA Margin2 ($16M | 10% EBITDA including deferred items3) 7.2% Take Rate 1,330 bps Adjusted EBITDA Margin Expansion1 (1,570 bps including deferred items3) 2.1M+ Transactions All figures as of and for the year ended December 31, 2022 unless otherwise noted 1 2022 Compared with 2021 2 As a percentage of net revenue 3 See bridge in slide 32 and Form 8-K filed on April 10, 2023

© 2023 All Rights Reserved | 24 We Accelerated Our Growth Despite Slower Market Recovery in International Travel $1,658 $450 $952 $2,2221 2019 2020 2021 2022 Annual Gross Revenue ($ millions) CAGR: 122% $31 $38 $71 $75 2019 2020 2021 2022 Average Net Revenue Per Transaction (ARPT) ($) Take Rate Improvements 1Excluding stock-based compensation.

© 2023 All Rights Reserved | 25 We are Supported by Improving Operating Leverage $86 $102 $112 $162 2019 2020 2021 2022 Annual GAAP Opex ($ millions) GAAP Opex as % of Net Revenue: 113%120%154%92% 1 Excludes stock-based compensation expense. 2 Also excludes a one-time $2.1 million restructuring expense. Personnel Information Technology OtherSales & Marketing G&A 2

© 2023 All Rights Reserved | 26 Driving Towards Growing Profitability $13 ($24) ($5) $12 2 $43 3 $401 2019 2020 2021 2022 2023E Adjusted EBITDA and Margin ($ millions) 14% (37%) (6%) 7%2 23%1 1 Represents EBITDA and margin pro-forma of acquisitions done in 2019 and 2020. 2 $16 million and 10% margin including deferred items, see bridge in slide 32 and Form 8-K filed on April 10, 2023 3 Midpoint of 2023 guidance Fintech & Subscription Products Operating Leverage Take Rate Expansion Market Share Gain Disciplined, Accretive M&A Drivers of Margin Expansion 18%3

© 2023 All Rights Reserved | 27 ($ millions) 2019A 2022A 2023E2 Long-Term Target3 Take Rate 5.5% 7.2% Double-digit Net Revenue $93 $159 $243 YoY Growth 24% 71% 52% 30%+ Sales, Marketing and Other Expenses 59% 72% Adjusted EBITDA $13 $12 ($16 including deferred items1) $42.5 % Margin 14% 7% (10% including deferred items1) 18% 30%+ Long-Term Model 1 See bridge in slide 32 and Form 8-K filed on April 10, 2023 2 Midpoint of 2023 guidance 3 These long-term targets are forward-looking, are subject to significant business, economic, regulatory and competitive uncertainties and contingencies, many of which are beyond the control of the Company and its management, and are based upon assumptions with respect to future decisions, which are subject to change. Actual results will vary and those variations may be material. Nothing in this presentation should be regarded as a representation by any person that these objectives will be achieved and the Company undertakes no duty to update its objectives as circumstances change.

© 2023 All Rights Reserved | 28 We Are a Travel Market Leader with a Superior Combination of Growth and Margin 58% 53% 49% 47% 45% 37% 35% 32% 31% 29% 2024E Revenue Growth + 2024E EBITDA Margin Rule of 40 Source: Wall Street estimates via FactSet as of 5/12/23

© 2023 All Rights Reserved | 29 Key Investment Highlights Disrupting the Massive Global Travel Market Multiple Levers of Growth Proven Leadership Team Profitable Growth with Expanding Margins Significant Barriers to Entry Next-Gen Travel Tech Platform

Appendix

© 2023 All Rights Reserved | 31 (in $ thousands) Three months ended December 31, 2022 Twelve months ended December 31, 2022 Preliminary, Unaudited adj. EBITDA (February 28, 2023) $5,441 15,731 Supplier contract renegotiation(1) (2,768) (2,768) Chargeback recoveries(2) (989) (989) Other adjustments(3) (93) (93) Audited adj. EBITDA (Form 10-K) 1,591 11,881 Deferred items Supplier contract renegotiation(1) 2,768 2,768 Chargeback recoveries(2) 989 989 Total adj. EBITDA 5,348 15,638 Bridge 1See Form 8-K filed on April 10, 2023 (1) Gain realized from renegotiation of supplier agreement in 2022 as per US GAAP to be recorded in future periods and the remaining life of the agreement in question. (2) Anticipated recovery from credit card chargebacks deferred to the future point in time when the funds are physically recovered. (3) Certain other operating expense adjustments, such as marketing and allowances for doubtful accounts.

© 2023 All Rights Reserved | 32 Post-Nasdaq-Listing Capital Structure Improvements Raised $85M of Preferred Equity Growth Capital announced on 9/29/22 Enables Mondee to execute aggressive M&A strategy Cash on Balance Sheet to Support Organic Growth Plans Working Capital and FinTech optimization Purchased 12M Public Warrants via Tender Offer Process announced on 10/21/22 Use of proceeds Limits potential dilution and simplifies capital structure Focuses long-term investors attention on the common equity 100% of public warrants retired Creates value for common shareholders

© 2023 All Rights Reserved | 33 Mondee Leverages its Content Flywheel & Tech Platform to Revolutionize Social Travel Ability to Customize Enabling Gig Economy in Travel Social Commerce Mobile First One-Stop Shop Pre-Curated Offering Access to Experts High Quality Experiences Expert-Based Community Model

© 2023 All Rights Reserved | 34 Without Mondee, Booking a Curated Trip is a Never Ending Headache Air Lodging Car Rental Tours / ExperiencesReservations Tickets The average person searches 20+ sites when planning a curated trip

© 2023 All Rights Reserved | 35 Noor Sweid Founder, General Partner, Global Ventures Pradeep Udhas Co-Founder, Senior Advisor, KPMG India Roopa Purushothaman Chief Economist, Head of Policy Advocacy, Tata Sons Private Limited Mona Aboelnaga Kanaan Managing Partner, K6 Investments LLC Board of Directors with Diverse Experience Mondee’s Board of Directors with diverse and extensive experiences in public companies. Prasad Gundumogula Chairman, Chief Executive Officer, and Founder Orestes Fintiklis Vice Chairman and Chief Corporate Strategy and Business Development Officer Asi Ginio Co-Founder, Former CPO, COO, CEO, Tourico Holidays Inc.

© 2023 All Rights Reserved | 36 Non-GAAP Measurements In addition to disclosing financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), this presentation and the accompanying tables include adjusted EBITDA non-GAAP net income, and non-GAAP EPS. These non-GAAP financial measures are not calculated in accordance with GAAP as they have been adjusted to exclude the effects of stock-based compensation expenses, provision for income taxes, and the impacts of depreciation and amortization. We define Adjusted EBITDA as net loss before depreciation and amortization, provision for income taxes, interest expense (net), other income net, stock-based compensation, and gain on forgiveness of PPP loans. Non-GAAP net income (loss) is defined as net loss before the impacts of amortization of intangibles, provision for income taxes, stock-based compensation, and one time items. Non-GAAP net income (loss) per share is defined as non-GAAP net income (loss) on a per share basis. See "Reconciliation of GAAP to Non-GAAP Financial Measures" for a discussion of the applicable weighted-average shares outstanding. We believe these non-GAAP financial measures provide investors and other users of our financial information consistency and comparability with our past financial performance and facilitate period-to-period comparisons of our results of operations. With respect to adjusted EBITDA and non-GAAP net loss/ income, we believe these non-GAAP financial measures are useful in evaluating our profitability relative to the amount of revenue generated, excluding the impact of stock-based compensation expense and other one-time expenses. We also believe non-GAAP financial measures are useful in evaluating our operating performance compared to that of other companies in our industry, as these metrics eliminate the effects of stock-based compensation, which may vary for reasons unrelated to overall operating performance. We use these non-GAAP financial measures in conjunction with traditional GAAP measures as part of our overall assesSMBnt of our performance, including the preparation of our annual operating budget and quarterly forecasts, and to evaluate the effectiveness of our business strategies. Our definition may differ from the definitions used by other companies and therefore comparability may be limited. In addition, other companies may not publish this or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, nor superior to or in isolation from, measures prepared in accordance with GAAP. These non-GAAP financial measures may be limited in their usefulness because they do not present the full economic effect of our use of stock-based compensation. We compensate for these limitations by providing investors and other users of our financial information a reconciliation of the non-GAAP financial measure to the most closely related GAAP financial measures. However, we have not reconciled the non-GAAP guidance measures disclosed under "Financial Outlook" to their corresponding GAAP measures because certain reconciling items such as stock-based compensation and the corresponding provision for income taxes depend on factors such as the stock price at the time of award of future grants and thus cannot be reasonably predicted. Accordingly, reconciliations to the non-GAAP guidance measures is not available without unreasonable effort. We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view non-GAAP net loss/ income and non-GAAP net loss/ income per share in conjunction with net loss and net loss per share.

© 2023 All Rights Reserved | 37 Reconciliation of GAAP to Non-GAAP Financial Measures

© 2023 All Rights Reserved | 38 Reconciliation of GAAP to Non-GAAP Financial Measures